UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 28, 2022
Date of Report (Date of earliest event reported)

ChampionX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2445 Technology Forest Blvd
Building 4, 12th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and zip code)
(281) 403-5772
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 28, 2022, ChampionX Corporation (the “Company”) entered into a Master Receivables Purchase Agreement (the “Receivables Facility”), among three wholly owned subsidiaries of the Company, ChampionX LLC and US Synthetic Corporation, (the “Sellers”), Apergy USA, Inc. (“Servicer”), JPMorgan Chase Bank, N.A. (the “Purchaser”), and, for the limited purpose of a performance undertaking and as Seller Representative, the Company. Under the Receivables Facility, which is uncommitted, the Sellers may sell, on a revolving basis, up to $160 million of their trade receivables at any one time to the Purchaser. The Sellers, together with the Servicer, will continue to service the receivables sold to the Purchaser. The Company expects to treat the transfers of receivables under the Receivables Facility as sales for accounting purposes. The initial term of the Receivables Facility expires June 28, 2023.

The Receivables Facility contains customary representations and warranties and affirmative and negative covenants, including as to the eligibility of the receivables being sold, and contains customary repurchase events, termination events and indemnification provisions. The obligations of the Sellers and the Servicer under the Receivables Facility are guaranteed by the Company under a Performance Undertaking.

The foregoing description of the Receivables Facility and Performance Undertaking is not intended to be complete and is qualified in its entirety by reference to the Receivables Facility and Performance Undertaking, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Master Receivables Purchase Agreement, dated as of June 28, 2022, by and among ChampionX LLC and US Synthetic Corporation as Sellers, Apergy USA, Inc. as Servicer, the Company, and JPMorgan Chase Bank, N.A., as Purchaser

10.2	Performance Undertaking, dated June 28, 2022, made by the Company in favor of JPMorgan Chase Bank, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date:	July 5, 2022	By:	/s/ JULIA WRIGHT
Julia Wright
Senior Vice President, General Counsel and Secretary